UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report: October 26, 2021
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3100 Sanders Road, Suite 301
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	IEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.

On October 26, 2021, IDEX Corporation (the “Company”) issued a press release announcing financial results for the period ended September 30, 2021.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report furnished pursuant to Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 7.01 – Regulation FD Disclosure.

Q3 2021 Presentation Slides

Presentation slides discussing IDEX Corporation’s quarterly operating results are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated herein by reference.

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This Current Report and the Exhibits hereto may contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s expected organic sales growth and expected earnings per share, and the assumptions underlying these expectations, plant and equipment capacity for future growth, anticipated future acquisition behavior, availability of cash and financing alternatives and the anticipated benefits of the Company’s acquisitions of both ABEL Pumps and Airtech, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: the duration of the COVID-19 pandemic and the continuing effects of the COVID-19 pandemic (including the emergence of variant strains) on our ability to operate our business and facilities, on our customers, on supply chains and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company's results; the Company's ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain backlogs, including risks affecting component availability, labor inefficiencies, and freight logistical challenges; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company's most recent annual report on Form 10-K and the Company's subsequent quarterly reports filed with the Securities and Exchange Commission (SEC) as well as the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included in this Current Report and the Exhibits hereto are only made as of the date of this Current Report, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented herein.

The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01 – Financial Statements and Exhibits.

(a)Exhibits

99.1    Press release dated October 26, 2021 announcing IDEX Corporation’s quarterly operating results

99.2    Presentation slides of IDEX Corporation’s quarterly operating results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ WILLIAM K. GROGAN
William K. Grogan
Senior Vice President and Chief Financial Officer
October 27, 2021

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 26, 2021
99.2	Presentation slides of IDEX Corporation’s quarterly operating results